Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Good Times Restaurants Inc. (the “Company”) for the period ended March 28, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Boyd E. Hoback, as Chief Executive Officer of the Company, and James K. Zielke as Chief Financial Officer, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1.)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2.)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Boyd E. Hoback	James K. Zielke
Chief Executive Officer	Chief Financial Officer
May 12, 2017	May 12, 2017